SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   ----------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 1997
                                                 ------------------

                             3-D GEOPHYSICAL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-27564                   13-3841601
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(State or other Jurisdiction         (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

               8226 Park Meadows Drive, Littleton, Colorado 80124
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                 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (303) 858-0500
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           7076 South Alton Way, Building H, Englewood, Colorado 80112
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         (Former name or former address, if changed since last report.)

                       The Exhibit Index appears on Page 5


                                Page 1 of 14 pages.

Item 5. Other Events.

     a) On September 23, 1997, the Registrant's wholly-owned Mexican subsidiary, Geoevaluaciones, S.A. de C.V. ("Geo") was served with notice of a lawsuit and a complaint (the "Complaint") filed in the 10th Federal District Court in Mexico City by Kelman Technologies, Inc., the successor to Capilano Geophysical Ltd. ("Capilano"), claiming damages of Cdn $11,215,714 (plus interest and expenses, including legal fees) based on Geo's alleged failure to reimburse Capilano for Capilano's outlays and expenditures under a letter of intent between Geo and Capilano entered into in June of 1991 (the "Letter of Intent"). The Complaint does not name the Registrant as a co- defendant, nor is the Registrant mentioned in the Complaint.

     On October 6, 1997, the law firm of Basham, Ringe Y Correa, on behalf of Geo, filed a timely answer to the Complaint (the "Answer"). The Answer denies in its entirety Capilano's right to any of the claimed damages, interest and expenses. The Answer (1) contests each of the numbered "facts" set forth in the Complaint as either not grounded in fact or as misconstructions of actual events, (2) points out that the last paragraph of the Letter of Intent expressly states that the letter is non-binding and "is intended to constitute a Letter of Intention only," and (3) states that the Letter of Intent was expressly superseded by a Technical Assistance Agreement duly executed by Geo and Capilano on June 1, 1992.

     While Geo currently is not able to estimate the effect, if any, on Geo's results of operations and financial position which may result from the resolution of this matter, the Registrant believes that (1) Geo has meritorious defenses to each of the allegations contained in the Complaint, (2) Geo should succeed in its defense of the Complaint, and (3) that the lawsuit will not have a material adverse effect on the Registrant's financial position. The former stockholders of Geo have pledged 60,000 shares of the Registrant's Common Stock to provide for any costs incurred by the Registrant in connection with this lawsuit.

     b) The Registrant intends to borrow up to $1,200,000 (the "Loans") from four persons (collectively, the Lenders"), including Joel Friedman, Chairman of the Board ($250,000), Wayne P. Widynowski ($250,000), Executive Vice President and a Director, and Ronald Koons ($100,000), Vice President and Chief Financial Officer. The Loans will mature in six months, or earlier upon the refinancing of the Registrant's existing loan facility with Wells Fargo Bank, N.A., will bear interest at 12% per year and will be subordinate to the Registrant's obligations to Wells Fargo Bank. To induce the Lenders to make the Loans, the Registrant will issue five year options to purchase, at $6.50 per share, 12,500 shares of Registrant's Common Stock for each $250,000 principal amount of the Loans.


                                Page 2 of 14 pages.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements.

               Not required.

          (b)  Pro Forma Financial Information.

               Not required.

          (c)  Exhibits.

               10.1 Form of Subordinated Promissory Note

               10.2 Form of Non-Qualified Stock Option Agreement


                                Page 3 of 14 pages.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        3-D GEOPHYSICAL, INC.

                                        By: /s/ Joel Friedman
                                           ---------------------------
                                           Name:  Joel Friedman
                                           Title: Chairman

Date:  October 8, 1997


                                Page 4 of 14 pages.

                                  EXHIBIT INDEX

Exhibit                                                                    Page
-------                                                                    ----


10.1 Form of Subordinated Promissory Note                                    6

10.2 Form of Non-Qualified Stock Option Agreement                            9


                                Page 5 of 14 pages.